POLARIS GLOBAL VALUE FUND (the “Fund”)

Supplement dated August 1, 2024 to the Prospectus dated May 1, 2024

1.
Effective January 1, 2025, the sub-section entitled “Portfolio Managers” in the section entitled “Management” beginning on page 5 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers. Mr. Bernard R. Horn, Jr., Mr. Bin Xiao and Mr. Jason Crawshaw are jointly and primarily responsible for the day-today management of the Fund with assistance from a team of investment professionals. Mr. Horn retains final decision-making authority over the investment of the Fund’s assets.

Bernard R. Horn, Jr., President and Chief Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since its inception in 1998 and was the portfolio manager of the predecessor limited partnership since 1989.

Bin Xiao, Analyst and Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since 2012.

Jason Crawshaw, Executive Vice President, Analyst and Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since 2018.

2.	Effective January 1, 2025, the section entitled “Portfolio Managers” beginning on page 14 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers

The Fund is managed by Mr. Bernard R. Horn, Jr., Mr. Bin Xiao and Mr. Jason Crawshaw who are jointly and primarily responsible for the day-to-day management of the Fund with assistance from a team of investment professionals. Mr. Horn retains final decision-making authority over the investment of the Fund’s assets.

Bernard R. Horn, Jr. has been President and Chief Portfolio Manager of the Adviser since 1995. Mr. Horn has been a portfolio manager of the Fund, with assistance from a team of investment professionals, since its inception in 1998 and was portfolio manager of the predecessor limited partnership since 1989. Mr. Horn has over 35 years of experience in the investment industry.

Bin Xiao has been a Portfolio Manager since 2012. He joined the Adviser as an analyst in 2006 responsible for quantitative and fundamental analysis of potential investment opportunities. Mr. Xiao has over 17 years of experience in the investment industry.

Jason Crawshaw joined Polaris in January 2014 as an analyst and also served as Executive Vice President since 2023. Previously he was a portfolio manager with Liberty Square Asset Mgmt., where he co-managed international long and long/short equity funds. At Brait Specialized Funds U.S., Mr. Crawshaw managed a U.S. long/short small cap hedge fund. He served in a similar role at Equinox. Mr. Crawshaw was an equity analyst responsible for small and mid-cap research for a fund at First Rand and Coronation Securities. Mr. Crawshaw graduated from the University of Notre Dame with an MBA and from Middlebury College with a BA.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers

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For more information, please contact a Fund customer service representative toll free at
(888) 263-5594.

PLEASE RETAIN FOR FUTURE REFERENCE.

POLARIS GLOBAL VALUE FUND (the “Fund”)

Supplement dated August 1, 2024 to the Statement of Additional Information (“SAI”)
dated May 1, 2024

1.
Effective January 1, 2025, the table under the heading “Information Concerning Accounts Managed by the Portfolio Managers” beginning on page 30 of the SAI is hereby deleted in its entirety and replaced with the following:

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of December 31, 2023:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type (1)			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Bernard R. Horn, Jr.	6 accounts $5.05 billion	6 accounts $1.18 billion	20 accounts $5.01 billion	None	None	1 account $114.3 million
Bin Xiao	6 accounts $5.05 billion	6 accounts $1.18 billion	20 accounts $5.01 billion	None	None	1 account $114.3 million
Jason Crawshaw	6 accounts $5.05 billion	6 accounts $1.18 billion	20 accounts $5.01 billion	None	None	1 account $114.3 million
(1)	All of the accounts listed above are managed by Messrs. Horn, Xiao and Crawshaw together.

2.
Effective January 1, 2025, the sections entitled “Information Concerning Compensation of Portfolio Managers” and “Portfolio Manager Ownership in the Funds” beginning on page 31 of the SAI are hereby deleted in its entirety and replaced with the following:

Information Concerning Compensation of Portfolio Managers. For the period ending December 31, 2023, Messrs. Horn, Xiao and Crawshaw were compensated by the Adviser based on a fixed salary plus a bonus. This bonus was based on the overall profitability of the Adviser based on assets under management and performance of overall firm mandates.

Portfolio Manager Ownership in the Funds. The Adviser has provided the following information regarding each portfolio manager’s ownership in the Funds as of December 31, 2023:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of June 30, 2023
Bernard R. Horn, Jr.	Over $1,000,000
Bin Xiao	$100,001 - $500,000
Jason Crawshaw	Over $1,000,000

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For more information, please contact a Fund customer service representative toll free at
(888) 263-5594.

PLEASE RETAIN FOR FUTURE REFERENCE.